UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03725

Fidelity California Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Item 1.

Reports to Stockholders

Fidelity® California Municipal Income Fund

Annual Report
February 28, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-9.11%	0.33%	1.46%
Class M (incl.4.00% sales charge)	-9.01%	0.40%	1.52%
Class C (incl. contingent deferred sales charge)	-6.96%	0.40%	1.27%
Fidelity® California Municipal Income Fund	-5.02%	1.49%	2.21%
Class I	-5.08%	1.40%	2.12%
Class Z	-4.97%	1.50%	2.17%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$12,449 Fidelity® California Municipal Income Fund
$12,327 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined for the 12 months ending February 28, 2023, as the Federal Reserve raised interest rates sharply to combat persistent inflation. The Bloomberg Municipal Bond Index returned -5.10%. In early 2022, the Fed began its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with high inflationary pressure, began an aggressive series of rate hikes, eventually raising its benchmark interest rate eight times, by a total of 4.5 percentage points, through early February. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads widened, as investors demanded more yield for lower-quality munis and recession risk increased. In November, December and January, the tax-exempt market rebounded, rising 7.99% amid optimism that inflation was decelerating and that the Fed would moderate the pace of its hikes before lowering rates later in 2023. But munis fell sharply in February (-2.26%), when hopes for a more accommodative Fed dimmed as data showed that inflation remained high. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if any) returned roughly -5% to -6%, compared to -4.75% for the Bloomberg California Enhanced Municipal Bond Index and -5.10% for the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, a higher-than-index yield on the fund's underlying holdings contributed to performance. An overweight in callable premium bonds, which tended to have less sensitivity to interest rates, outpaced rate-sensitive discount bonds as interest rates rose and also helped our relative result. In contrast, an underweight in bonds issued by the state of California, as well as those backed by the Los Angeles Department of Water & Power - two segments that outpaced the state index this period - detracted from relative performance. Pricing-related factors significantly detracted. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
Transportation	26.6
General Obligations	24.9
Health Care	13.1
Education	9.3
Special Tax	9.3
Others* (Individually Less Than 5%)	16.8
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Municipal Bonds - 95.4%
	Principal Amount (a) (000s)	Value ($) (000s)
California - 94.4%
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,810	2,116
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,900	2,816
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.) Series 1997 A, 6% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	485	498
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (b)	3,000	2,914
Series 2021 A, 2%, tender 4/1/28 (b)	17,000	15,493
Series B, 2.85%, tender 4/1/25 (b)	6,890	6,778
Series H, 2.125%, tender 4/1/25 (b)	4,000	3,875
Bay Area Wtr. Supply & Conservation Agcy. (Cap. Cost Recovery Prepayment Prog.) Series 2023 A:
5% 10/1/23	2,050	2,072
5% 10/1/24	2,000	2,064
5% 10/1/25	2,250	2,369
5% 10/1/26	2,250	2,423
5% 10/1/27	3,000	3,304
5% 10/1/28	3,000	3,369
5% 10/1/29	1,750	2,004
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
5% 6/1/27	400	421
5% 6/1/28	420	445
5% 6/1/29	500	534
5% 6/1/30	300	323
5% 6/1/31	300	323
5% 6/1/32	250	269
5% 6/1/33	250	268
California Edl. Facilities Auth. Rev.:
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,695
(Santa Clara Univ. Proj.):
Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	8,351
Series 2017 C:
5% 4/1/30	650	719
5% 4/1/31	890	985
5% 4/1/33	1,245	1,370
Series 2018 A:
5% 10/1/34	760	826
5% 10/1/36	840	896
5% 10/1/38	620	656
5% 10/1/42	4,000	4,166
5% 10/1/46	6,235	6,454
Series 2021 A:
5% 4/1/29	400	448
5% 4/1/30	425	481
5% 4/1/31	460	528
California Gen. Oblig.:
Series 2002, 5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
Series 2004:
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.5% 4/1/28	5	5
5.5% 4/1/30	25	25
Series 2007:
5.625% 5/1/26	120	120
5.75% 5/1/30	90	90
Series 2020, 4% 11/1/39	4,955	4,991
Series 2021, 2.5% 12/1/49	1,350	881
Series 2022, 4% 9/1/42	10,000	9,978
California Health Facilities Fing. Auth. Rev.:
(Lucile Salter Packrd Chil Hosp. Proj.) Series 2017 A, 5% 11/15/42	1,750	1,805
(Stanford Health Proj.) Series 2017 A:
5% 11/15/35	3,405	3,691
5% 11/15/36	5,000	5,390
5% 11/15/37	3,000	3,219
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (b)	8,190	7,909
Series 2019 B, 5%, tender 10/1/27 (b)	7,700	8,257
Series 2016 A, 3% 10/1/41	500	387
Series 2017 A:
4% 11/1/38	5,475	5,387
5% 11/15/32	1,400	1,521
Series 2018 A, 5% 11/15/27	500	547
Series 2020 A:
4% 4/1/35	2,000	1,996
4% 4/1/49	14,510	12,810
California Hsg. Fin. Agcy.:
Series 2019 A, 4% 3/20/33	6,647	6,565
Series 2021 1, 3.5% 11/20/35	6,030	5,675
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	7,610	8,107
5% 8/1/49	11,000	11,660
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	7,000	6,065
Series 2020, 4% 7/1/50	7,125	6,486
California Muni. Fin. Auth.:
(Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/32	2,750	2,991
5% 6/1/33	2,320	2,518
5% 6/1/34	5,290	5,721
5% 6/1/35	5,110	5,500
5% 6/1/36	5,830	6,238
5% 6/1/37	3,000	3,196
Series 2019 A, 2.65% 8/1/36	9,603	7,894
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2021, 5% 11/1/27 (c)	11,850	12,193
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/25	305	312
5% 10/1/26	715	740
5% 10/1/28	2,130	2,234
5% 10/1/32	1,000	1,049
(Channing House Proj.) Series 2017 A:
4% 5/15/29	2,000	2,078
4% 5/15/30	1,575	1,637
4% 5/15/31	2,150	2,228
4% 5/15/32	1,000	1,032
5% 5/15/33	895	975
5% 5/15/34	1,000	1,089
(Institute On Aging Proj.) Series 2017:
5% 8/15/27	230	250
5% 8/15/29	245	268
5% 8/15/30	225	246
5% 8/15/33	750	821
5% 8/15/36	1,435	1,551
(Pomona College Proj.) Series 2017, 5% 1/1/33 (Pre-Refunded to 1/1/28 @ 100)	500	553
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/27	1,000	1,084
5% 6/1/28	1,000	1,081
5% 6/1/30	1,555	1,670
5% 6/1/32	1,000	1,073
5% 6/1/33	1,000	1,072
5% 6/1/35	1,000	1,062
5% 6/1/43	3,750	3,877
Series 2016 A, 5% 11/1/36 (c)	1,000	1,007
Series 2017 A:
5% 7/1/29	575	607
5% 7/1/31	1,000	1,053
5% 7/1/32	1,400	1,473
5% 7/1/33	1,000	1,049
5% 7/1/34	1,395	1,457
5% 7/1/35	1,500	1,556
5% 7/1/36	1,500	1,546
5% 7/1/37	1,250	1,283
Series 2017 B:
5% 7/1/28	1,250	1,317
5% 7/1/29	1,300	1,373
5% 7/1/30	750	790
5% 7/1/31	800	842
5% 7/1/32	1,385	1,457
Series 2017:
5% 10/1/27	500	523
5% 10/1/36	1,250	1,291
5% 10/1/37	500	515
5% 10/1/39	1,750	1,794
Series 2018:
5% 10/1/31	200	208
5% 10/1/32	225	234
5% 10/1/33	225	234
5% 10/1/34	225	233
5% 10/1/35	225	231
5% 10/1/36	250	255
5% 10/1/37	550	559
5% 10/1/38	345	349
Series 2019 A:
5% 4/1/30	3,000	3,324
5% 4/1/31	2,000	2,206
5% 4/1/32	3,000	3,305
5% 4/1/35	1,780	1,935
5% 4/1/36	1,125	1,210
5% 4/1/37	1,475	1,572
5% 4/1/40	2,500	2,633
5% 4/1/41	3,865	4,057
Series 2019:
5% 7/1/34	825	921
5% 7/1/39	1,000	1,082
5% 7/1/49	2,100	2,237
Series 2021 A, 4% 2/1/51	7,500	6,917
Series 2021:
4% 10/1/33	250	245
4% 10/1/34	420	407
4% 10/1/37	160	148
4% 10/1/46	960	814
4% 10/1/51	1,150	947
Series 2022, 5.25% 6/1/53	7,500	8,032
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2020, 3.5%, tender 3/1/23 (b)(d)	7,000	7,000
California Muni. Fin. Auth. Sr Living Series 2019:
5% 11/15/39	1,155	1,085
5% 11/15/49	2,500	2,187
California Muni. Fin. Auth. Student Hsg.:
(CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021, 4% 5/15/46 (Build America Mutual Assurance Insured)	2,000	1,831
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/26	4,210	4,338
5% 5/15/27	4,635	4,810
5% 5/15/34	10,000	10,365
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/33	1,345	1,391
5% 5/15/35	1,955	2,009
5% 5/15/36	1,500	1,536
5% 5/15/43	1,500	1,506
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2010 A, 3.5%, tender 5/1/23 (b)(c)(d)	20,000	19,974
(Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (b)(d)	7,500	7,458
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/26	415	417
4% 10/15/27	400	402
4% 10/15/28	360	363
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	1,160	1,124
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	1,500	1,445
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2016 D, 4% 4/1/33	1,660	1,707
Series 2020 D, 2.25% 11/1/39	2,440	1,787
Series 2022 C:
4% 8/1/37	16,845	17,031
5% 8/1/35	5,010	5,697
5% 8/1/36	5,260	5,928
California State Univ. Rev.:
Bonds Series 2016 B1, 1.6%, tender 11/1/26 (b)	5,000	4,623
Series 2021 A, 3% 11/1/52	4,500	3,324
California Statewide Cmntys. Dev. Auth.:
Series 2016:
5% 5/15/34	1,250	1,278
5% 5/15/35	4,725	4,820
5% 5/15/40	2,250	2,274
Series 2017, 5% 5/15/47	1,000	1,004
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
4.25% 1/1/43	2,760	2,586
5% 1/1/33	1,625	1,719
5% 1/1/38	6,240	6,447
5% 1/1/43	9,300	9,502
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/27	245	260
5% 7/1/28	660	709
5% 7/1/29	695	744
5% 7/1/30	730	782
5% 7/1/31	765	820
5% 7/1/32	805	862
5% 7/1/33	845	903
5% 7/1/34	885	943
5% 7/1/35	925	979
5% 7/1/36	500	526
5% 7/1/37	650	681
5% 7/1/38	500	524
5% 7/1/43	1,250	1,295
5% 7/1/48	9,000	9,285
(Lancer Edl. Student Hsg. Proj.) Series 2019 A:
5% 6/1/34 (c)	375	369
5% 6/1/39 (c)	475	458
5% 6/1/51 (c)	8,225	7,517
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/27	3,000	3,000
Series 2015:
5% 2/1/35	1,975	1,886
5% 2/1/45	4,440	4,048
Series 2016:
5% 10/1/26	1,125	1,169
5% 10/1/27	2,360	2,457
5% 10/1/28	1,230	1,284
5% 10/1/29	675	705
5% 10/1/30	1,100	1,147
5% 10/1/33	1,850	1,925
Series 2017 A, 5% 11/1/32 (c)	1,135	1,152
Series 2017, 5% 11/1/48	795	711
Series 2018 A, 5% 3/1/42	7,500	7,680
Series 2020 A, 3% 4/1/50	11,185	8,088
Series 2021 A:
3% 4/1/46	9,810	7,126
4% 4/1/38	2,625	2,535
4% 4/1/39	2,250	2,154
4% 4/1/40	2,500	2,368
4% 4/1/41	1,885	1,770
4% 4/1/46	2,500	2,290
Carlsbad Unified School District Series 2017 A:
4% 5/1/31	1,500	1,573
4% 5/1/32	1,150	1,202
4% 5/1/33	1,375	1,430
4% 5/1/34	1,375	1,421
Corona-Norco Unified School District Series 2013 A:
5% 9/1/25 (Pre-Refunded to 9/1/23 @ 100)	645	651
5% 9/1/35 (Pre-Refunded to 9/1/23 @ 100)	585	591
Davis Joint Unified School District Series 2020, 3% 8/1/41 (Build America Mutual Assurance Insured)	4,695	3,814
Desert Cmnty. College District Series 2020, 2% 8/1/37	625	467
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/29	250	286
5% 7/1/30	250	292
El Camino Hosp. District Series 2006, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,425	1,229
El Dorado Irr. Distr. Rev. Series 2016 C, 5% 3/1/36 (Pre-Refunded to 3/1/26 @ 100)	330	350
El Rancho Unified School District Series 2019 B, 3% 8/1/46 (Assured Guaranty Muni. Corp. Insured)	1,000	759
Elk Grove Fin. Auth. Spl. Tax Rev.:
(Elk Grove Cfd Laguna Ridge Proj.) Series 2016, 5% 9/1/41	4,500	4,532
Series 2015:
5% 9/1/27	1,940	2,043
5% 9/1/28	4,125	4,355
5% 9/1/29	4,325	4,571
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,204
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	1,849
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,706
Series 2016:
5% 9/1/27	1,875	1,953
5% 9/1/28	1,500	1,564
5% 9/1/29	2,000	2,084
5% 9/1/30	1,720	1,786
5% 9/1/31	2,500	2,593
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) Series 1995, 6.5% 12/1/24 (AMBAC Insured)	1,210	1,254
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,571
0% 10/1/25 (AMBAC Insured)	1,665	1,517
Escondido Union High School District Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	3,937
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	2,320
Fontana Unified School District Gen. Oblig. Series 2020, 2.375% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	5,500	3,760
Foothill-De Anza Cmnty. College District Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,778
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2015 A, 0% 1/15/33 (Assured Guaranty Muni. Corp. Insured)	9,000	6,255
Foster City Gen. Oblig. Series 2020, 3% 8/1/45	6,500	5,143
Fresno Unified School District Series 2020 B:
5% 8/1/34	100	114
5% 8/1/35	175	198
5% 8/1/36	235	262
5% 8/1/37	150	166
5% 8/1/38	300	329
5% 8/1/39	350	382
5% 8/1/40	400	435
5% 8/1/41	435	471
5% 8/1/42	500	540
5% 8/1/46	2,500	2,685
Fullerton Pub. Fing. Auth. Series 2021 A:
4% 2/1/32	520	547
4% 2/1/33	250	262
4% 2/1/34	430	448
4% 2/1/36	600	610
4% 2/1/41	2,530	2,452
4% 2/1/46	2,055	1,900
4% 2/1/51	2,500	2,272
Gilroy Pub. Facilities Fing. Auth. Series 2021 A, 3% 8/1/46	1,285	1,005
Glendale Wtr. Rev. Series 2020, 2% 2/1/31	1,240	1,126
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2005 A, 0% 6/1/27 (Escrowed to Maturity)	6,790	5,999
Grossmont-Cuyamaca Cmnty. College District Series 2021 C, 4% 8/1/46	4,250	4,066
Hesperia Calif Cmnty. Redev. Agcy. Series 2018 A, 3.375% 9/1/37 (Assured Guaranty Muni. Corp. Insured)	1,475	1,303
Huntington Beach Union High Series 2021, 2.125% 9/1/39 (Assured Guaranty Muni. Corp. Insured)	1,260	866
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2012:
5% 9/2/23	1,000	1,008
5% 9/2/25	500	505
Series 2013:
5% 9/2/24	825	832
5% 9/2/26	800	808
Series 2019:
4% 9/2/38	1,000	984
4% 9/2/39	1,000	975
5% 9/2/44	2,545	2,652
Series 2021:
4% 9/2/35 (Build America Mutual Assurance Insured)	400	407
4% 9/2/36 (Build America Mutual Assurance Insured)	250	252
4% 9/2/37 (Build America Mutual Assurance Insured)	250	250
4% 9/2/38 (Build America Mutual Assurance Insured)	350	348
4% 9/2/39 (Build America Mutual Assurance Insured)	500	494
4% 9/2/40 (Build America Mutual Assurance Insured)	1,025	1,000
4% 9/2/46 (Build America Mutual Assurance Insured)	1,350	1,278
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	1,783
5% 8/15/28	1,960	1,980
5% 8/15/29	4,225	4,270
5% 8/15/30	4,555	4,603
Lammersville Schools Fin. Auth. Series 2019, 3% 10/1/49	3,000	2,220
Long Beach Cmnty. College Series 2008 A:
0% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	2,995	2,550
0% 6/1/31 (Assured Guaranty Muni. Corp. Insured)	8,285	6,354
Long Beach Hbr. Rev.:
Series 2017 A:
5% 5/15/26 (d)	1,110	1,166
5% 5/15/27 (d)	2,000	2,129
5% 5/15/29 (d)	1,350	1,437
5% 5/15/30 (d)	1,300	1,384
5% 5/15/31 (d)	2,400	2,556
5% 5/15/32 (d)	1,760	1,873
5% 5/15/33 (d)	1,350	1,435
5% 5/15/34 (d)	1,650	1,749
5% 5/15/35 (d)	2,500	2,637
5% 5/15/36 (d)	3,000	3,148
5% 5/15/37 (d)	2,755	2,868
Series 2019 A, 5% 5/15/44	10,000	10,760
Long Beach Unified School District:
Series 2009:
5.25% 8/1/33	410	411
5.75% 8/1/33	170	170
Series 2019 F, 3% 8/1/47	7,750	5,833
Los Angeles Cmnty. College District Series 2017 J, 4% 8/1/33	2,500	2,618
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2022 G:
5% 12/1/41	6,875	7,697
5% 12/1/42	2,500	2,783
Los Angeles Dept. Arpt. Rev.:
Series 2015 A:
5% 5/15/24 (d)	795	807
5% 5/15/25 (d)	2,250	2,316
5% 5/15/26 (d)	1,715	1,768
5% 5/15/27 (d)	1,250	1,288
5% 5/15/28 (d)	1,260	1,301
5% 5/15/29 (d)	1,575	1,626
5% 5/15/30 (d)	1,400	1,445
Series 2015 D:
5% 5/15/26 (d)	1,100	1,134
5% 5/15/28 (d)	1,950	2,013
5% 5/15/29 (d)	2,550	2,633
5% 5/15/30 (d)	2,000	2,064
5% 5/15/31 (d)	2,540	2,621
5% 5/15/41 (d)	3,240	3,276
Series 2016 B:
5% 5/15/26 (d)	1,600	1,664
5% 5/15/27 (d)	1,000	1,041
5% 5/15/36 (d)	3,600	3,711
5% 5/15/41 (d)	3,750	3,817
Series 2017 B, 5% 5/15/25 (d)	1,750	1,794
Series 2018 B, 5% 5/15/31 (d)	7,350	7,895
Series 2018 D, 5% 5/15/48 (d)	2,000	2,051
Series 2018, 5% 5/15/43 (d)	10,000	10,342
Series 2019 A, 5% 5/15/49 (d)	4,950	5,071
Series 2019 D, 5% 5/15/49 (d)	5,625	5,753
Series 2021 D:
5% 5/15/35 (d)	4,735	5,152
5% 5/15/35 (Pre-Refunded to 11/15/31 @ 100) (d)	265	298
Series A:
5% 5/15/30 (d)	700	740
5% 5/15/51 (d)	12,270	12,660
Series B, 5% 5/15/48	6,200	6,667
Series F:
4% 5/15/49 (d)	5,000	4,587
5% 5/15/30 (d)	2,480	2,682
5% 5/15/34 (d)	950	1,019
5% 5/15/44 (d)	13,685	14,125
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2020 A, 5% 7/1/50	1,255	1,347
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2014 A:
5% 5/1/24 (Escrowed to Maturity)	325	332
5% 5/1/25 (Pre-Refunded to 5/1/24 @ 100)	540	551
5% 5/1/29 (Pre-Refunded to 5/1/24 @ 100)	500	511
Series 2014 B:
5% 5/1/24 (Escrowed to Maturity)	200	204
5% 5/1/25 (Pre-Refunded to 5/1/24 @ 100)	225	230
5% 5/1/29 (Pre-Refunded to 5/1/24 @ 100)	500	511
5% 5/1/30 (Pre-Refunded to 5/1/24 @ 100)	400	408
5% 5/1/31 (Pre-Refunded to 5/1/24 @ 100)	400	408
Series 2016 B, 5% 11/1/36	1,500	1,594
Los Angeles Unified School District Series 2020 C, 3% 7/1/35	4,025	3,723
Manhattan Beach Unified School District Series 2020 B, 4% 9/1/45	3,500	3,400
Mendocino Calif Unified School District Series 2022 B, 3% 8/1/51	3,000	2,159
Mendocino-Lake Cmnty. Clge District Series 2022 A, 3% 8/1/41	1,050	845
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/27	190	199
5% 4/1/28	3,350	3,561
Miracosta Cmnty. Clg District Series 2016 B, 2% 8/1/40	1,050	725
Modesto Elementary School District, Stanislaus County Series A, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,578
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	325	326
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	210	209
Modesto Irrigation District Fing. Auth. Series 2019 A, 5% 10/1/39	1,500	1,609
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,625	1,769
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/30	1,640	1,738
5% 6/1/31	500	530
5% 6/1/32	500	529
5% 6/1/33	1,800	1,904
5% 6/1/34	1,345	1,421
5% 6/1/35	1,895	1,995
5% 6/1/36	2,000	2,095
5% 6/1/41	6,155	6,381
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,292
Mount Diablo Unified School District Series 2022 B:
4% 8/1/35	4,000	4,130
4% 8/1/36	3,650	3,730
4% 6/1/37	1,625	1,647
Mount San Antonio Cmnty. College Series 2021 C, 2% 8/1/39	3,670	2,606
Muroc Jt Unified School District Series 2016 B, 5.25% 8/1/47	4,375	4,692
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	5,000	3,544
Series 2015:
4% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	330	334
5% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	680	708
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	1,500	1,565
5% 9/1/26 (Pre-Refunded to 3/1/25 @ 100)	500	519
5% 9/1/27 (Pre-Refunded to 3/1/25 @ 100)	455	473
North City West School Facilities Fing. Auth. Spl. Tax Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,544
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	10,250	10,259
Northern California Transmission Agcy. Rev. Series 2016 A:
5% 5/1/36	2,390	2,536
5% 5/1/38	2,265	2,389
5% 5/1/39	1,500	1,579
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	5,755	3,978
Novato Unified School District Series 2020 C, 2% 8/1/39	4,645	3,246
Oakland Gen. Oblig. Series 2015 A:
5% 1/15/30	1,665	1,757
5% 1/15/31	1,520	1,605
Oakland Unified School District Alameda County:
Series 2015 A:
5% 8/1/30	1,250	1,316
5% 8/1/30 (Assured Guaranty Muni. Corp. Insured)	1,570	1,647
Series 2016 A, 3% 8/1/41	1,255	1,019
Oceanside Unified School District Series 2009:
0% 8/1/31	4,875	3,647
0% 8/1/31 (Escrowed to Maturity)	125	98
Ontario Int'l. Arpt. Auth.:
Series 2021 A, 5% 5/15/46 (Assured Guaranty Muni. Corp. Insured)	4,315	4,563
Series 2021 B:
4% 5/15/35 (Assured Guaranty Muni. Corp. Insured) (d)	1,120	1,118
4% 5/15/36 (Assured Guaranty Muni. Corp. Insured) (d)	775	762
4% 5/15/37 (Assured Guaranty Muni. Corp. Insured) (d)	1,700	1,655
4% 5/15/38 (Assured Guaranty Muni. Corp. Insured) (d)	800	773
4% 5/15/39 (Assured Guaranty Muni. Corp. Insured) (d)	555	532
4% 5/15/40 (Assured Guaranty Muni. Corp. Insured) (d)	685	645
Orange County San District Waste Series 2016 A:
5% 2/1/35	5,490	5,853
5% 2/1/36	6,630	7,036
Oxnard Union High School District Gen. Oblig. Series B, 5% 8/1/45	5,000	5,332
Palm Springs Unified School District Series 2016 A:
1.5% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	2,360	1,864
1.5% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	2,725	2,108
1.75% 8/1/34 (Assured Guaranty Muni. Corp. Insured)	3,000	2,295
Palmdale Elementary School District Spl. Tax Series 2017 A, 5% 8/1/41 (Assured Guaranty Muni. Corp. Insured)	1,275	1,346
Palomar Cmnty. College District Series 2017, 5% 8/1/35	1,410	1,529
Palomar Health Rev.:
Series 2016, 5% 11/1/36	12,970	13,214
Series 2017, 5% 11/1/42	3,000	3,015
Palomar Pomerado Health Series 2004 A, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,870	4,302
Perris Union High School District Series 2021 C, 3% 9/1/45	2,000	1,536
Pomona Calif Wtsw Rev. (Wtr. Facilities Proj.) Series 2017, 4% 5/1/37	4,335	4,372
Pomona Unified School District Series 2016 D:
2.375% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	8,510	5,648
2.5% 8/1/48 (Assured Guaranty Muni. Corp. Insured)	10,000	6,562
Port of Oakland Rev.:
Series 2017 D:
5% 11/1/25 (d)	5,135	5,305
5% 11/1/26 (d)	2,285	2,397
5% 11/1/27 (d)	4,000	4,258
5% 11/1/28 (d)	4,925	5,255
5% 11/1/29 (d)	4,200	4,484
Series 2021 H:
5% 5/1/24 (d)	1,375	1,397
5% 5/1/28 (d)	2,125	2,278
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,580
5% 6/15/28	2,190	2,314
5% 12/15/28	2,200	2,326
5% 12/15/29	4,825	5,105
5% 12/15/30	3,500	4,025
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	13,070	9,504
Series 2011, 0% 8/1/46	10,150	3,314
Series B:
0% 8/1/33	4,955	3,453
0% 8/1/35	9,000	5,639
0% 8/1/37	6,325	3,516
0% 8/1/38	3,200	1,686
0% 8/1/41	5,130	2,286
Poway Unified School District Pub. Fing.:
Series 2013, 5% 9/15/26 (Pre-Refunded to 9/15/23 @ 100)	930	939
Series 2015 A:
5% 9/1/30	1,495	1,540
5% 9/1/31	1,260	1,298
5% 9/1/32	1,795	1,848
5% 9/1/33	2,740	2,819
5% 9/1/34	1,225	1,258
5% 9/1/35	1,580	1,618
5% 9/1/36	3,395	3,466
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.) Series 2014:
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	1,350	1,389
5% 9/1/27 (Assured Guaranty Muni. Corp. Insured)	1,700	1,752
5% 9/1/28 (Assured Guaranty Muni. Corp. Insured)	1,700	1,754
5% 9/1/29 (Assured Guaranty Muni. Corp. Insured)	1,850	1,910
Richmond Wastewtr. Rev. Series 2019 A:
5% 8/1/39	390	425
5% 8/1/44	2,135	2,288
Riverside County Trans. Commission Toll Rev. Series 2021 B1, 4% 6/1/46	6,400	5,895
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	3,840	4,141
Riverside Swr. Rev. Series 2015 A, 5% 8/1/26	1,710	1,797
Rocklin Unified School District Series 2002:
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	6,074
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	6,207
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,797
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	5,625
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,599
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,661
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000	5,269
Sacramento City Unified School District:
Series 2007, 0% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	1,450	1,212
Series 2021 G:
4% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	2,250	2,160
4% 8/1/49 (Assured Guaranty Muni. Corp. Insured)	4,000	3,761
Series 2022 A:
5% 8/1/41	1,870	2,044
5.5% 8/1/47	2,500	2,795
Sacramento County Arpt. Sys. Rev.:
Series 2016 B:
5% 7/1/35	790	834
5% 7/1/36	2,000	2,098
Series 2018 C:
5% 7/1/31 (d)	2,110	2,246
5% 7/1/32 (d)	1,590	1,691
5% 7/1/34 (d)	4,000	4,233
5% 7/1/35 (d)	5,000	5,260
5% 7/1/36 (d)	7,500	7,841
Series 2018 E:
5% 7/1/33	1,315	1,445
5% 7/1/34	1,000	1,095
5% 7/1/35	1,270	1,382
Sacramento Muni. Util. District Elec. Rev. Series 2016 D, 5% 8/15/28	2,500	2,800
Sacramento TOT Rev. Series A:
5% 6/1/34	700	758
5% 6/1/35	2,065	2,224
5% 6/1/36	2,215	2,370
5% 6/1/37	2,405	2,558
5% 6/1/38	1,240	1,314
5% 6/1/43	7,165	7,492
San Bernardino County Ctfs. of Prtn. (Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	3,665	3,838
San Bernardino Unified School District Gen. Oblig.:
Series 2012 F, 3% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	5,000	3,792
Series 2013 A, 5% 8/1/24 (Escrowed to Maturity)	1,250	1,259
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	7,505	6,923
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/29	1,660	1,808
5% 7/1/31	2,000	2,176
5% 7/1/33	1,735	1,881
5% 7/1/34	1,380	1,491
5% 7/1/35	1,500	1,611
5% 7/1/36	1,980	2,114
5% 7/1/38	2,000	2,118
5% 7/1/42	5,000	5,266
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
(Sub Lien Proj.):
Series 2017 B:
5% 7/1/24 (d)	1,000	1,015
5% 7/1/25 (d)	515	528
5% 7/1/27 (d)	500	527
5% 7/1/28 (d)	1,000	1,054
5% 7/1/29 (d)	1,725	1,814
5% 7/1/30 (d)	2,915	3,066
5% 7/1/31 (d)	1,250	1,315
5% 7/1/32 (d)	1,300	1,366
5% 7/1/33 (d)	1,330	1,396
5% 7/1/34 (d)	1,000	1,047
5% 7/1/36 (d)	1,500	1,554
5% 7/1/37 (d)	750	774
5% 7/1/47 (d)	5,250	5,328
Series A, 5% 7/1/26 (d)	690	718
Series 2017A, 5% 7/1/42	5,810	6,029
Series 2019 B:
5% 7/1/28 (d)	820	874
5% 7/1/49 (d)	5,050	5,137
Series 2020 B:
5% 7/1/29	2,720	3,066
5% 7/1/30	2,550	2,923
Series 2020 C, 5% 7/1/23 (d)	585	587
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
Series 2015 A, 5% 10/15/44	4,005	4,151
Series 2016:
5% 10/15/29	2,000	2,108
5% 10/15/30	1,000	1,052
5% 10/15/31	650	682
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	1,708
Series 2008 C, 0% 7/1/37	1,300	720
Series 2008 E, 0% 7/1/47 (e)	8,700	6,274
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2019 A:
4% 7/1/38	3,040	3,082
4% 7/1/39	2,075	2,090
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2014 A, 5% 5/1/40 (d)	1,865	1,869
Series 2016 A:
5% 5/1/28	2,280	2,439
5% 5/1/29	1,225	1,312
5% 5/1/30	330	353
5% 5/1/32	1,000	1,060
Series 2016 B:
5% 5/1/41 (d)	9,695	9,865
5% 5/1/46 (d)	23,000	23,278
Series 2017 A, 5% 5/1/42 (d)	3,205	3,270
Series 2017 D, 5% 5/1/25 (d)	2,250	2,303
Series 2018 D, 5% 5/1/43 (d)	1,000	1,024
Series 2019 A:
5% 5/1/36 (d)	10,000	10,527
5% 5/1/37 (d)	5,595	5,860
5% 1/1/47 (d)	6,005	6,133
5% 5/1/49 (d)	12,645	12,871
Series 2019 B, 5% 5/1/49	5,000	5,262
Series 2019 E, 5% 5/1/50 (d)	7,000	7,120
Series 2022 A:
5% 5/1/26 (d)	5,000	5,189
5% 5/1/52 (d)	14,500	14,881
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
5% 8/1/23	1,000	1,001
5% 8/1/24	750	752
San Jacinto Unified School District Series 2014:
5% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	875	896
5% 8/1/26 (Assured Guaranty Muni. Corp. Insured)	1,055	1,081
5% 8/1/28 (Assured Guaranty Muni. Corp. Insured)	1,250	1,280
5% 8/1/29 (Assured Guaranty Muni. Corp. Insured)	3,150	3,225
5% 8/1/30 (Assured Guaranty Muni. Corp. Insured)	4,070	4,166
5% 8/1/31 (Assured Guaranty Muni. Corp. Insured)	650	665
San Joaquin Area Flood Cont. Agcy. Series 2022, 3.375% 10/1/50	2,000	1,581
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,577
San Jose Int. Arpt. Rev.:
Series 2017 A:
5% 3/1/27 (d)	2,480	2,604
5% 3/1/29 (d)	735	770
5% 3/1/31 (d)	1,100	1,153
5% 3/1/32 (d)	850	891
5% 3/1/33 (d)	1,095	1,147
5% 3/1/34 (d)	1,250	1,306
5% 3/1/35 (d)	3,475	3,615
5% 3/1/36 (d)	2,250	2,328
5% 3/1/37 (d)	2,250	2,320
5% 3/1/41 (d)	10,235	10,455
Series 2017 B:
5% 3/1/29	200	217
5% 3/1/30	250	271
5% 3/1/32	235	254
5% 3/1/33	250	270
5% 3/1/34	500	537
5% 3/1/37	3,000	3,168
Series 2021 A:
4% 3/1/34 (d)	2,000	2,014
5% 3/1/24 (d)	1,000	1,011
5% 3/1/25 (d)	500	511
5% 3/1/26 (d)	1,550	1,605
5% 3/1/27 (d)	750	787
5% 3/1/28 (d)	1,270	1,347
5% 3/1/29 (d)	1,000	1,070
5% 3/1/30 (d)	1,275	1,379
5% 3/1/31 (d)	1,600	1,747
5% 3/1/32 (d)	2,000	2,181
5% 3/1/33 (d)	1,500	1,634
San Juan Unified School District Series 2020, 2.25% 8/1/39	2,000	1,440
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/29	675	711
5% 10/1/30	2,000	2,108
5% 10/1/31	2,310	2,435
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	2,339
0% 8/1/37	1,900	1,082
0% 8/1/47	9,000	3,036
San Mateo County Cmnty. College District Series 2019:
5% 9/1/36	1,000	1,115
5% 9/1/37	1,000	1,107
5% 9/1/38	760	839
5% 9/1/39	1,000	1,100
5% 9/1/40	1,100	1,205
San Mateo County Joint Powers Fing. Auth. Series 2021 A1, 2.5% 6/15/55	10,550	6,653
San Mateo Foster City (Clean Wtr. Prog.) Series 2019, 5% 8/1/49	8,000	8,607
San Mateo Unified School District:
(Election of 2000 Proj.) Series B:
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,368
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,334
Series 2020 A, 2.25% 9/1/42	3,000	2,093
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	825	845
5% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	860	882
5% 6/15/27 (Assured Guaranty Muni. Corp. Insured)	1,770	1,818
5% 6/15/28 (Assured Guaranty Muni. Corp. Insured)	1,865	1,916
5% 6/15/29 (Assured Guaranty Muni. Corp. Insured)	1,780	1,831
5% 6/15/30 (Assured Guaranty Muni. Corp. Insured)	1,150	1,184
5% 6/15/31 (Assured Guaranty Muni. Corp. Insured)	1,000	1,030
Sanger Unified School District:
Series 1999, 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
Series 2018 C, 3% 8/1/48	2,785	2,080
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/30	1,000	1,132
5% 4/1/32	1,365	1,536
5% 4/1/34	1,000	1,118
5% 4/1/36	2,135	2,347
5% 4/1/37	1,000	1,094
5% 4/1/38	845	921
Santa Clara County Fing. Auth. Lease Rev.:
Series 2019 A, 3% 5/1/41	2,000	1,639
Series 2021 A, 3% 5/1/39	1,250	1,056
Santa Clarita Cmnty. College District Series 2019, 3% 8/1/49	2,000	1,480
Santa Monica Pub. Fin. Rev.:
(City Svcs. Bldg. Proj.) Series 2017:
4% 7/1/39	790	797
5% 7/1/36	2,380	2,575
5% 7/1/37	1,780	1,913
(Downtown Fire Station Proj.) Series 2018, 5% 7/1/42	1,250	1,329
Santa Monica-Malibu Unified School District Series 2017 C:
4% 7/1/36	435	447
4% 7/1/37	475	484
4% 7/1/38	450	455
4% 7/1/39	550	553
5% 7/1/30	250	275
5% 7/1/31	350	384
5% 7/1/32	255	280
5% 7/1/33	250	274
5% 7/1/34	315	345
5% 7/1/35	400	436
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	6,800	6,299
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	893
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,814
South Bayside Waste Mgmt. Auth.:
Series 2019 A:
5% 9/1/42 (Assured Guaranty Muni. Corp. Insured)	1,255	1,345
5% 9/1/42 (Pre-Refunded to 9/1/29 @ 100)(Escrowed to Maturity)	45	51
Series 2019 B:
5% 9/1/24 (d)	425	434
5% 9/1/24 (Escrowed to Maturity) (d)	15	15
South Orange County Pub. Fin. Auth. Series 2016:
5% 4/1/34	2,000	2,140
5% 4/1/36	3,000	3,184
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/26	1,975	1,991
5% 8/15/27	700	706
5% 8/15/28	1,000	1,008
South San Francisco Pub. Fing. Auth. (Cmnty. Civic Campus And Multiple Cap. Projs.) Series 2021 A, 4% 6/1/46	5,000	4,764
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	10,000	9,355
Southwestern Cmnty. College District Gen. Oblig.:
Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	2,161
Series 2004, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,100
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
4% 10/1/37	2,000	2,008
5% 10/1/35	1,000	1,095
5% 10/1/36	1,585	1,724
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (Assured Guaranty Muni. Corp. Insured)	300	308
5% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	750	768
5% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	265	271
5% 8/1/28 (Assured Guaranty Muni. Corp. Insured)	510	521
Series 2012:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	1,060	1,061
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,110	1,111
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,065	1,066
5% 1/1/29 (Assured Guaranty Muni. Corp. Insured)	600	601
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	2,440	2,494
5% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	3,500	3,625
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	3,000	3,160
5% 9/1/27 (Assured Guaranty Muni. Corp. Insured)	4,380	4,640
5% 9/1/28 (Assured Guaranty Muni. Corp. Insured)	3,500	3,729
5% 9/1/29 (Assured Guaranty Muni. Corp. Insured)	2,000	2,137
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/24	1,000	1,019
5% 6/1/26	1,185	1,244
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (Assured Guaranty Muni. Corp. Insured)	820	845
5% 11/15/25 (Assured Guaranty Muni. Corp. Insured)	800	842
5% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	965	1,018
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	1,500	1,585
Turlock Irrigation District Rev. Series 2020, 5% 1/1/41	4,000	4,360
Univ. of California Revs.:
Series 2017 M, 3% 5/15/37	800	717
Series 2021 Q, 3% 5/15/51	22,435	17,102
Series 2023 BM:
5% 5/15/37	2,000	2,294
5% 5/15/38	2,290	2,606
5% 5/15/39	2,000	2,258
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
4% 1/1/35	1,000	947
4% 1/1/36	1,000	938
5% 1/1/30	1,335	1,412
5% 1/1/31	1,350	1,427
5% 1/1/32	1,400	1,478
5% 1/1/33	2,835	2,988
5% 1/1/34	2,230	2,348
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	937
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,327
Vernon Elec. Sys. Rev. Series 2022 A:
5% 8/1/36	1,490	1,599
5% 8/1/38	825	870
5% 8/1/39	850	893
5% 8/1/41	420	439
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	2,259
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,900	2,197
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	958
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,039
5.5% 8/1/40	5,000	5,136
Washington Township Health Care District Rev.:
Series 2017 B:
5% 7/1/30	2,500	2,589
5% 7/1/32	1,350	1,389
5% 7/1/33	1,000	1,028
Series 2019 A:
5% 7/1/29	1,120	1,184
5% 7/1/30	1,000	1,055
5% 7/1/31	875	923
5% 7/1/32	890	937
5% 7/1/36	750	767
Series A:
4% 7/1/33	260	261
4% 7/1/35	300	291
5% 7/1/30	300	324
5% 7/1/31	325	349
West Contra Costa Unified School District:
Series 2012 D, 0% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	1,675	1,138
Series 2014 A:
5% 8/1/23	365	368
5% 8/1/26 (Pre-Refunded to 8/1/24 @ 100)	2,550	2,616
5% 8/1/27 (Pre-Refunded to 8/1/24 @ 100)	1,150	1,180
5% 8/1/28 (Pre-Refunded to 8/1/24 @ 100)	1,000	1,026
5% 8/1/29 (Pre-Refunded to 8/1/24 @ 100)	1,675	1,719
TOTAL CALIFORNIA		1,748,725
Guam - 0.0%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.375% 10/1/43 (d)	230	234
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (c)	5,110	5,007
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	4,980	2,829
5.625% 7/1/27	595	614
5.625% 7/1/29	1,815	1,891
5.75% 7/1/31	4,240	4,454
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1, 4.55% 7/1/40	30	28
Series 2019 A2:
4.329% 7/1/40	2,000	1,812
4.536% 7/1/53	1,864	1,607
TOTAL PUERTO RICO		18,242
TOTAL MUNICIPAL BONDS (Cost $1,824,742)		1,767,201

Municipal Notes - 3.7%
	Principal Amount (a) (000s)	Value ($) (000s)
California - 3.7%
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 91 21, 2.62% 3/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(f)(g)	15,300	15,300
Series MIZ 91 22, 2.62% 3/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(f)(g)	28,020	28,016
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2023 A3, 3.42% 6/7/23, LOC Barclays Bank PLC, CP (d)	10,000	9,985
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 19, 2.55% 3/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(f)(g)	16,100	16,100

TOTAL MUNICIPAL NOTES (Cost $69,429)		69,401

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $1,894,171)	1,836,602
NET OTHER ASSETS (LIABILITIES) - 0.9%	16,105
NET ASSETS - 100.0%	1,852,707

Security Type Abbreviations
CP	-	COMMERCIAL PAPER
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,246,000 or 2.7% of net assets.

(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f)	Provides evidence of ownership in one or more underlying municipal bonds.
(g)	Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	1,836,602	-	1,836,602	-

Total Investments in Securities:	1,836,602	-	1,836,602	-

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		February 28, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $1,894,171):		$1,836,602
Cash		81
Receivable for fund shares sold		1,614
Interest receivable		19,088
Prepaid expenses		1
Other receivables		5
Total assets		1,857,391
Liabilities
Payable for fund shares redeemed	$2,196
Distributions payable	1,710
Accrued management fee	545
Distribution and service plan fees payable	20
Other affiliated payables	158
Other payables and accrued expenses	55
Total Liabilities		4,684
Net Assets		$1,852,707
Net Assets consist of:
Paid in capital		$1,923,736
Total accumulated earnings (loss)		(71,029)
Net Assets		$1,852,707

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($49,498 ÷ 4,159 shares) (a)		$11.90
Maximum offering price per share (100/96.00 of $11.90)		$12.40
Class M :
Net Asset Value and redemption price per share ($3,571 ÷ 299 shares) (a)(b)		$11.93
Maximum offering price per share (100/96.00 of $11.93)		$12.43
Class C :
Net Asset Value and offering price per share ($9,991 ÷ 841 shares) (a)		$11.88
California Municipal Income :
Net Asset Value , offering price and redemption price per share ($1,684,834 ÷ 141,788 shares)		$11.88
Class I :
Net Asset Value , offering price and redemption price per share ($44,850 ÷ 3,766 shares)		$11.91
Class Z :
Net Asset Value , offering price and redemption price per share ($59,963 ÷ 5,036 shares)		$11.91
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares

Statement of Operations
Amounts in thousands		Year ended February 28, 2023
Investment Income
Interest		$55,114
Expenses
Management fee	$6,368
Transfer agent fees	1,503
Distribution and service plan fees	252
Accounting fees and expenses	337
Custodian fees and expenses	18
Independent trustees' fees and expenses	7
Registration fees	102
Audit	58
Legal	5
Miscellaneous	30
Total expenses before reductions	8,680
Expense reductions	(51)
Total expenses after reductions		8,629
Net Investment income (loss)		46,485
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(11,892)
Total net realized gain (loss)		(11,892)
Change in net unrealized appreciation (depreciation) on investment securities		(137,551)
Net gain (loss)		(149,443)
Net increase (decrease) in net assets resulting from operations		$(102,958)
Statement of Changes in Net Assets

Amount in thousands	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,485	$49,753
Net realized gain (loss)	(11,892)	6,358
Change in net unrealized appreciation (depreciation)	(137,551)	(71,653)
Net increase (decrease) in net assets resulting from operations	(102,958)	(15,542)
Distributions to shareholders	(46,095)	(60,162)
Share transactions - net increase (decrease)	(134,994)	(40,615)
Total increase (decrease) in net assets	(284,047)	(116,319)

Net Assets
Beginning of period	2,136,754	2,253,073
End of period	$1,852,707	$2,136,754

Financial Highlights
Fidelity Advisor® California Municipal Income Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.85	$13.28	$13.63	$12.78	$12.68
Income from Investment Operations
Net investment income (loss) B,C	.267	.245	.281	.309	.339
Net realized and unrealized gain (loss)	(.952)	(.370)	(.305)	.866	.101
Total from investment operations	(.685)	(.125)	(.024)	1.175	.440
Distributions from net investment income	(.265)	(.245)	(.281)	(.309)	(.339)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.265)	(.305)	(.326)	(.325)	(.340)
Net asset value, end of period	$11.90	$12.85	$13.28	$13.63	$12.78
Total Return D,E	(5.32)%	(1.00)%	(.15)%	9.30%	3.53%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.79%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.79%	.78%	.79%	.79%	.79%
Expenses net of all reductions	.79%	.78%	.78%	.79%	.79%
Net investment income (loss)	2.23%	1.84%	2.11%	2.34%	2.69%
Supplemental Data
Net assets, end of period (in millions)	$49	$59	$60	$56	$44
Portfolio turnover rate H	14%	14%	13%	11%	20%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.88	$13.31	$13.66	$12.81	$12.71
Income from Investment Operations
Net investment income (loss) B,C	.280	.258	.290	.315	.345
Net realized and unrealized gain (loss)	(.953)	(.370)	(.304)	.866	.101
Total from investment operations	(.673)	(.112)	(.014)	1.181	.446
Distributions from net investment income	(.277)	(.258)	(.291)	(.315)	(.345)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.277)	(.318)	(.336)	(.331)	(.346)
Net asset value, end of period	$11.93	$12.88	$13.31	$13.66	$12.81
Total Return D,E	(5.21)%	(.91)%	(.08)%	9.32%	3.57%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.69%	.70%	.72%	.75%	.75%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.75%	.75%
Expenses net of all reductions	.69%	.70%	.72%	.75%	.75%
Net investment income (loss)	2.32%	1.92%	2.18%	2.37%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$4	$5	$5	$11	$9
Portfolio turnover rate H	14%	14%	13%	11%	20%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.83	$13.26	$13.61	$12.76	$12.66
Income from Investment Operations
Net investment income (loss) B,C	.179	.146	.181	.210	.244
Net realized and unrealized gain (loss)	(.953)	(.370)	(.305)	.866	.100
Total from investment operations	(.774)	(.224)	(.124)	1.076	.344
Distributions from net investment income	(.176)	(.146)	(.181)	(.210)	(.243)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.176)	(.206)	(.226)	(.226)	(.244)
Net asset value, end of period	$11.88	$12.83	$13.26	$13.61	$12.76
Total Return D,E	(6.03)%	(1.74)%	(.90)%	8.50%	2.76%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.53%	1.53%	1.54%	1.54%	1.55%
Expenses net of fee waivers, if any	1.52%	1.53%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.52%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	1.49%	1.09%	1.36%	1.59%	1.93%
Supplemental Data
Net assets, end of period (in millions)	$10	$14	$21	$24	$24
Portfolio turnover rate H	14%	14%	13%	11%	20%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® California Municipal Income Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.83	$13.26	$13.61	$12.76	$12.66
Income from Investment Operations
Net investment income (loss) B,C	.307	.290	.325	.353	.381
Net realized and unrealized gain (loss)	(.953)	(.370)	(.305)	.866	.101
Total from investment operations	(.646)	(.080)	.020	1.219	.482
Distributions from net investment income	(.304)	(.290)	(.325)	(.353)	(.381)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.304)	(.350)	(.370)	(.369)	(.382)
Net asset value, end of period	$11.88	$12.83	$13.26	$13.61	$12.76
Total Return D	(5.02)%	(.67)%	.18%	9.68%	3.88%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.46%	.45%	.45%	.45%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.46%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.46%
Net investment income (loss)	2.56%	2.17%	2.45%	2.68%	3.02%
Supplemental Data
Net assets, end of period (in millions)	$1,685	$1,947	$2,047	$2,159	$1,792
Portfolio turnover rate G	14%	14%	13%	11%	20%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.86	$13.29	$13.64	$12.79	$12.69
Income from Investment Operations
Net investment income (loss) B,C	.297	.278	.313	.342	.371
Net realized and unrealized gain (loss)	(.953)	(.370)	(.304)	.866	.100
Total from investment operations	(.656)	(.092)	.009	1.208	.471
Distributions from net investment income	(.294)	(.278)	(.314)	(.342)	(.370)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.294)	(.338)	(.359)	(.358)	(.371)
Net asset value, end of period	$11.91	$12.86	$13.29	$13.64	$12.79
Total Return D	(5.08)%	(.75)%	.09%	9.56%	3.78%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.55%	.54%	.54%	.55%	.55%
Expenses net of fee waivers, if any	.54%	.54%	.54%	.55%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.55%	.54%
Net investment income (loss)	2.47%	2.08%	2.36%	2.58%	2.93%
Supplemental Data
Net assets, end of period (in millions)	$45	$52	$67	$59	$48
Portfolio turnover rate G	14%	14%	13%	11%	20%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® California Municipal Income Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$12.86	$13.29	$13.64	$12.79	$12.58
Income from Investment Operations
Net investment income (loss) C,D	.311	.294	.329	.357	.156
Net realized and unrealized gain (loss)	(.953)	(.370)	(.305)	.866	.211
Total from investment operations	(.642)	(.076)	.024	1.223	.367
Distributions from net investment income	(.308)	(.294)	(.329)	(.357)	(.156)
Distributions from net realized gain	-	(.060)	(.045)	(.016)	(.001)
Total distributions	(.308)	(.354)	(.374)	(.373)	(.157)
Net asset value, end of period	$11.91	$12.86	$13.29	$13.64	$12.79
Total Return E,F	(4.97)%	(.64)%	.21%	9.68%	2.93%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.43%	.42%	.43%	.43%	.44% I
Expenses net of fee waivers, if any	.43%	.42%	.43%	.43%	.43% I
Expenses net of all reductions	.43%	.42%	.43%	.43%	.43% I
Net investment income (loss)	2.59%	2.20%	2.47%	2.70%	3.01% I
Supplemental Data
Net assets, end of period (in millions)	$60	$60	$53	$43	$27
Portfolio turnover rate J	14%	14%	13%	11%	20%

A For the year ended February 29.

B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023
( Amounts in thousands except percentages)

1. Organization.
Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, California Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund may be affected by economic and political developments in the state of California.
2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,886
Gross unrealized depreciation	(83,944)
Net unrealized appreciation (depreciation)	$(57,058)
Tax Cost	$1,893,660

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(12,848)
Net unrealized appreciation (depreciation) on securities and other investments	$(57,058)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,345)
Long-term	(8,503)
Total capital loss carryforward	$(12,848)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Tax-exempt Income	$46,095	$49,732
Ordinary Income	-	-
Long-term Capital Gains	-	10,430
Total	$46,095	$60,162

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Municipal Income Fund	258,048	450,720

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$131	$3
Class M	- %	.25%	10	- A
Class C	.75%	.25%	111	3
			$252	$6

A   In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3
Class M	- B
Class C A	- B
$3

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B   In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$84.16
Class M	3.07
Class C	16.15
California Municipal Income	1,303.08
Class I	71.17
Class Z	26.05
	$1,503

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity California Municipal Income Fund	17,800	47,800	(16)

5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity California Municipal Income Fund	$3

6. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $17.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34.
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Fidelity California Municipal Income Fund
Distributions to shareholders
Class A	$1,152	$1,413
Class M	95	126
Class C	162	268
California Municipal Income	42,313	55,279
Class I	1,037	1,496
Class Z	1,336	1,580
Total	$46,095	$60,162

8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Fidelity California Municipal Income Fund
Class A
Shares sold	655	614	$7,832	$8,217
Reinvestment of distributions	85	94	1,018	1,250
Shares redeemed	(1,174)	(651)	(14,022)	(8,683)
Net increase (decrease)	(434)	57	$(5,172)	$784
Class M
Shares sold	20	19	$241	$255
Reinvestment of distributions	7	9	87	115
Shares redeemed	(123)	(33)	(1,478)	(436)
Net increase (decrease)	(96)	(5)	$(1,150)	$(66)
Class C
Shares sold	95	43	$1,145	$579
Reinvestment of distributions	13	19	150	249
Shares redeemed	(334)	(548)	(4,038)	(7,311)
Net increase (decrease)	(226)	(486)	$(2,743)	$(6,483)
California Municipal Income
Shares sold	102,599	29,380	$1,222,196	$390,522
Reinvestment of distributions	1,974	2,279	23,585	30,348
Shares redeemed	(114,498)	(34,305)	(1,372,564)	(451,641)
Net increase (decrease)	(9,925)	(2,646)	$(126,783)	$(30,771)
Class I
Shares sold	2,321	489	$27,643	$6,565
Reinvestment of distributions	72	95	867	1,273
Shares redeemed	(2,703)	(1,565)	(32,394)	(20,938)
Net increase (decrease)	(310)	(981)	$(3,884)	$(13,100)
Class Z
Shares sold	3,224	1,636	$38,590	$21,884
Reinvestment of distributions	100	107	1,203	1,425
Shares redeemed	(2,921)	(1,073)	(35,055)	(14,288)
Net increase (decrease)	403	670	$4,738	$9,021

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Municipal Income Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 292 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023
Fidelity® California Municipal Income Fund
Class A	.79%
Actual		$ 1,000	$ 1,006.30	$ 3.93
Hypothetical- B		$ 1,000	$ 1,020.88	$ 3.96
Class M	.70%
Actual		$ 1,000	$ 1,006.80	$ 3.48
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.51
Class C	1.53%
Actual		$ 1,000	$ 1,002.60	$ 7.60
Hypothetical- B		$ 1,000	$ 1,017.21	$ 7.65
Fidelity® California Municipal Income Fund	.46%
Actual		$ 1,000	$ 1,007.90	$ 2.29
Hypothetical- B		$ 1,000	$ 1,022.51	$ 2.31
Class I	.54%
Actual		$ 1,000	$ 1,007.50	$ 2.69
Hypothetical- B		$ 1,000	$ 1,022.12	$ 2.71
Class Z	.43%
Actual		$ 1,000	$ 1,008.90	$ 2.14
Hypothetical- B		$ 1,000	$ 1,022.66	$ 2.16

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of the fund's income dividends were free from federal income tax, and 20.45% of the fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided .   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv)  broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (the retail class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio .   The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability .   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.783451.120
CFL-ANN-0423
Fidelity® California Limited Term Tax-Free Bond Fund

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	-2.26%	0.83%	1.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$11,079 Fidelity® California Limited Term Tax-Free Bond Fund
$12,327 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined for the 12 months ending February 28, 2023, as the Federal Reserve raised interest rates sharply to combat persistent inflation. The Bloomberg Municipal Bond Index returned -5.10%. In early 2022, the Fed began its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with high inflationary pressure, began an aggressive series of rate hikes, eventually raising its benchmark interest rate eight times, by a total of 4.5 percentage points, through early February. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads widened, as investors demanded more yield for lower-quality munis and recession risk increased. In November, December and January, the tax-exempt market rebounded, rising 7.99% amid optimism that inflation was decelerating and that the Fed would moderate the pace of its hikes before lowering rates later in 2023. But munis fell sharply in February (-2.26%), when hopes for a more accommodative Fed dimmed as data showed that inflation remained high. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending February 28, 2023, the fund returned -2.26%, lagging, net of fees, the -1.59% result of the Bloomberg California Enhanced Municipal 1-7 Year Non-AMT Index but outpacing the -5.10% return for the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, an underweight in bonds issued by the state of California - a segment that outpaced the state index this period - detracted. An overweight in health care bonds, which lagged the index, also detracted. Among health care holdings, larger-than-index exposure to bonds backed by Providence St. Joseph Health, which received a credit-rating downgrade, hurt our relative result this period, as did pricing-related factors. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, a higher-than-index yield on the fund's underlying holdings contributed to performance for the 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	31.4
Health Care	18.4
Education	12.2
Transportation	9.3
Escrowed/Pre-Refunded	9.1
Electric Utilities	6.4
Others* (Individually Less Than 5%)	13.2
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Municipal Bonds - 98.8%
	Principal Amount (a)	Value ($)
California - 97.9%
ABC Unified School District Series 2001 C, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,285,000	1,188,647
Alameda Corridor Trans. Auth. Rev. Series 2016 A, 4% 10/1/23	850,000	851,798
Azusa Unified School District Series 2002, 0% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,125,000	996,092
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (b)	7,300,000	7,090,007
Series 2021 A, 2%, tender 4/1/28 (b)	11,900,000	10,845,403
Series A, 2.95%, tender 4/1/26 (b)	1,920,000	1,882,253
Series B, 2.85%, tender 4/1/25 (b)	7,215,000	7,097,627
Bay Area Wtr. Supply & Conservation Agcy. (Cap. Cost Recovery Prepayment Prog.) Series 2023 A:
5% 10/1/24	1,000,000	1,032,139
5% 10/1/25	1,000,000	1,053,064
5% 10/1/26	1,000,000	1,076,902
5% 10/1/27	1,000,000	1,101,379
5% 10/1/28	1,000,000	1,122,935
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
4% 6/1/23	490,000	490,656
5% 6/1/24	350,000	356,291
5% 6/1/25	400,000	412,313
5% 6/1/26	500,000	520,466
California Edl. Facilities Auth. Rev. Series 2021 A:
5% 4/1/24	525,000	533,805
5% 4/1/25	415,000	431,198
5% 4/1/26	475,000	504,187
5% 4/1/27	475,000	514,993
5% 4/1/28	375,000	413,592
California Gen. Oblig.:
Series 2015, 5% 8/1/24	2,060,000	2,114,548
Series 2016:
5% 8/1/27	2,000,000	2,139,512
5% 9/1/30	1,550,000	1,655,357
Series 2017 A, 5% 8/1/26	5,170,000	5,519,176
Series 2018, 5% 8/1/25	250,000	261,154
Series 2020:
5% 11/1/26	2,000,000	2,146,212
5% 11/1/30	1,060,000	1,232,550
Series 2021:
4% 12/1/24	5,000,000	5,081,180
5% 12/1/25	2,500,000	2,629,723
California Health Facilities Fing. Auth. Rev.:
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (b)	12,800,000	12,360,211
Series 2016 B2, 4%, tender 10/1/24 (b)	7,130,000	7,195,867
Series 2019 B, 5%, tender 10/1/27 (b)	5,625,000	6,031,890
Series 2019 C:
5%, tender 10/1/25 (b)	3,925,000	4,133,277
5%, tender 10/1/25 (b)	6,730,000	6,993,444
Series 2021 A, 3%, tender 8/15/25 (b)	9,000,000	8,979,084
Series 2015, 5% 11/15/25	675,000	711,164
Series 2016 A, 4% 3/1/27	475,000	482,255
Series 2021 A:
4% 11/1/24	365,000	369,890
5% 11/1/25	500,000	525,285
5% 11/1/26	300,000	321,716
5% 11/1/27	200,000	219,034
Series 2021 B:
5% 11/1/26	250,000	268,096
5% 11/1/27	600,000	657,102
Series 2022 A:
5% 5/15/23	550,000	551,658
5% 5/15/24	1,200,000	1,221,799
5% 5/15/25	1,650,000	1,714,773
5% 5/15/26	1,000,000	1,060,677
5% 5/15/27	275,000	297,230
California Infrastructure & Econ. Dev. Series 2019, 5% 8/1/27	300,000	326,167
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds:
(Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	7,000,000	6,065,222
Series 2021 B1, 0.39%, tender 1/1/24 (b)	2,500,000	2,441,729
Series 2015 A, 5% 11/1/24	1,230,000	1,245,066
California Muni. Fin. Auth. (Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A, 5% 6/1/30	2,650,000	2,883,810
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2021, 5% 11/1/27 (c)	6,930,000	7,130,829
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/23	1,230,000	1,236,567
5% 10/1/24	370,000	375,582
5% 10/1/25	1,210,000	1,237,813
5% 10/1/26	355,000	367,318
(Channing House Proj.) Series 2017 A:
4% 5/15/28	2,000,000	2,075,126
5% 5/15/24	910,000	928,150
5% 5/15/26	360,000	381,391
5% 5/15/27	350,000	378,293
(Institute On Aging Proj.) Series 2017:
5% 8/15/23	225,000	226,735
5% 8/15/24	285,000	291,952
5% 8/15/25	995,000	1,038,324
5% 8/15/26	275,000	292,790
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/23	700,000	702,966
5% 6/1/25	1,250,000	1,301,866
5% 6/1/28	390,000	421,675
Series 2016 A, 4% 11/1/26 (c)	750,000	734,062
Series 2017 A:
5% 11/1/23	450,000	452,584
5% 7/1/24	1,400,000	1,416,470
5% 7/1/25	1,035,000	1,058,684
5% 11/1/25	745,000	760,044
5% 7/1/26	1,065,000	1,103,730
5% 7/1/27	1,235,000	1,297,203
5% 7/1/29	115,000	121,425
Series 2017 B:
5% 7/1/24	1,440,000	1,456,940
5% 1/1/25	1,230,000	1,247,781
5% 7/1/26	500,000	518,183
5% 7/1/27	640,000	672,235
Series 2018:
5% 10/1/23	225,000	226,459
5% 10/1/24	275,000	279,613
5% 10/1/25	275,000	279,904
5% 10/1/26	300,000	308,089
Series 2019 A:
5% 4/1/26	650,000	688,955
5% 4/1/27	1,285,000	1,388,039
5% 4/1/28	2,000,000	2,195,887
5% 4/1/29	3,000,000	3,340,296
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009 A, 1.3%, tender 2/3/25 (b)(c)	1,500,000	1,432,268
California Muni. Fin. Auth. Sr Living Series 2019:
4% 11/15/23	295,000	293,612
4% 11/15/25	630,000	617,642
4% 11/15/28	710,000	677,478
California Muni. Fin. Auth. Student Hsg.:
(CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021:
5% 5/15/24 (Build America Mutual Assurance Insured)	500,000	507,605
5% 5/15/25 (Build America Mutual Assurance Insured)	400,000	411,742
5% 5/15/26 (Build America Mutual Assurance Insured)	350,000	365,353
5% 5/15/27 (Build America Mutual Assurance Insured)	470,000	497,306
5% 5/15/28 (Build America Mutual Assurance Insured)	375,000	402,389
5% 5/15/29 (Build America Mutual Assurance Insured)	400,000	434,424
5% 5/15/30 (Build America Mutual Assurance Insured)	500,000	547,284
(CHF-Davis I, LLC - West Village Student Housing Proj.) Series 2018, 5% 5/15/23	1,000,000	1,002,178
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/24	1,300,000	1,315,619
5% 5/15/25	3,400,000	3,469,157
5% 5/15/26	3,000,000	3,090,990
5% 5/15/27	3,000,000	3,113,463
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/23	950,000	952,167
5% 5/15/24	2,265,000	2,295,201
5% 5/15/27	750,000	778,412
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/23 (Build America Mutual Assurance Insured)	400,000	401,165
5% 5/15/24 (Build America Mutual Assurance Insured)	345,000	350,451
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/23	285,000	285,483
4% 10/15/24	380,000	380,109
4% 10/15/25	390,000	390,705
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2016 D, 5% 4/1/28	4,635,000	4,989,578
Series 2021 D:
5% 11/1/27	3,555,000	3,903,116
5% 11/1/28	3,745,000	4,200,338
Series 2022 C:
5% 8/1/24	2,570,000	2,640,931
5% 8/1/25	4,850,000	5,075,607
5% 8/1/26	6,255,000	6,698,494
5% 8/1/27	5,165,000	5,640,151
5% 8/1/28	3,175,000	3,542,336
Series B, 5% 10/1/26	345,000	370,799
Series 2021 D, 4% 11/1/26	2,905,000	3,015,840
Series A, 5% 9/1/29	860,000	885,106
California State Univ. Rev.:
Bonds Series 2016 B1, 1.6%, tender 11/1/26 (b)	525,000	485,458
Series 2020 A:
5% 11/1/24	1,500,000	1,550,133
5% 11/1/25	1,000,000	1,052,932
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/23	2,375,000	2,381,535
5% 5/15/24	1,000,000	1,016,046
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/24	750,000	758,253
5% 1/1/25	2,100,000	2,138,150
5% 1/1/26	1,090,000	1,123,459
5% 1/1/27	1,900,000	1,983,532
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/24	1,020,000	1,041,032
5% 7/1/25	625,000	648,476
Series 2014 B, 5% 7/1/24 (Escrowed to Maturity)	900,000	923,172
Series 2015:
4% 2/1/25	940,000	914,325
5% 2/1/30	200,000	194,751
Series 2016:
5% 10/1/24	2,030,000	2,067,799
5% 10/1/25	1,010,000	1,037,454
Series 2018 A, 5% 3/1/27	555,000	586,034
Series 2018, 5% 7/1/23	300,000	301,678
Series 2021 A:
5% 4/1/23	350,000	350,449
5% 4/1/24	375,000	379,815
5% 4/1/25	575,000	587,638
5% 4/1/26	380,000	391,792
5% 4/1/27	600,000	625,314
5% 4/1/28	425,000	447,314
5% 4/1/29	625,000	664,725
5% 4/1/30	440,000	471,563
5% 4/1/31	450,000	486,958
Chula Vista Elementary School District Series 2019, 0% 8/1/23	6,500,000	6,409,272
Coast Cmnty. College District Series 2015, 0% 8/1/33 (Pre-Refunded to 8/15/25 @ 71.269)	950,000	628,657
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
5% 7/1/26	250,000	267,982
5% 7/1/27	255,000	279,373
El Camino Hosp. District Series 2006, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,020,999
El Dorado Irr. Distr. Rev. Series 2016 A:
5% 3/1/23	100,000	100,000
5% 3/1/23 (Escrowed to Maturity)	400,000	400,000
Elk Grove Fin. Auth. Spl. Tax Rev.:
Series 2015:
5% 9/1/23	1,000,000	1,007,063
5% 9/1/24	1,000,000	1,020,791
5% 9/1/27	150,000	157,969
Series 2016:
4% 9/1/23	1,500,000	1,499,675
4% 9/1/25	1,915,000	1,908,056
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016, 5% 2/1/24 (Build America Mutual Assurance Insured)	1,460,000	1,482,678
Elsinore Valley Muni. Wtr. District Series 2016 A, 5% 7/1/24	1,000,000	1,023,507
Emery Unified School District Series D, 0% 8/1/40 (Pre-Refunded to 8/1/23 @ 40.487)	250,000	99,940
Evergreen Elementary School District Series 2006 B, 0% 8/1/27	1,240,000	1,080,016
Fairfield Ctfs. Prtn. Series 2007, 0% 4/1/27	1,850,000	1,611,135
Fullerton Pub. Fing. Auth. Series 2021 A:
4% 2/1/24	240,000	241,585
4% 2/1/25	235,000	238,589
4% 2/1/26	210,000	215,398
4% 2/1/27	230,000	238,280
4% 2/1/28	230,000	240,166
4% 2/1/30	385,000	408,011
Garvey School District Series 2000 B, 0% 8/1/30	1,625,000	1,249,337
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A:
0% 6/1/26 (Escrowed to Maturity)	500,000	454,016
0% 6/1/27 (Escrowed to Maturity)	5,000,000	4,417,798
Series 2015 A, 5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	11,510,000	12,005,426
Series 2017 A1:
5% 6/1/25 (Escrowed to Maturity)	285,000	297,267
5% 6/1/26 (Escrowed to Maturity)	1,000,000	1,067,368
5% 6/1/28 (Pre-Refunded to 6/1/27 @ 100)	1,805,000	1,969,240
Series A, 0% 6/1/24 (Escrowed to Maturity)	7,605,000	7,324,447
Long Beach Unified School District Series D1, 0% 8/1/29	1,915,000	1,505,882
Los Angeles Cmnty. College District Series 2016 I, 4% 8/1/24	800,000	811,311
Los Angeles County Pub. Works Fing. Auth. Lease Rev.:
(LACMA Bldg. for the Permanent Collection Proj.) Series 2020 A, 5% 12/1/27	3,375,000	3,732,810
Series 2022 G:
5% 12/1/25	1,500,000	1,585,963
5% 12/1/26	1,750,000	1,892,216
5% 12/1/27	1,875,000	2,073,783
5% 12/1/28	1,625,000	1,837,807
Los Angeles Dept. Arpt. Rev.:
Series 2019 C:
5% 5/15/25	190,000	198,118
5% 5/15/25 (Escrowed to Maturity)	75,000	78,260
Series 2020 A, 5% 5/15/25	5,015,000	5,229,284
Series 2020 B, 5% 5/15/26	7,000,000	7,460,041
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2022 E, 5% 7/1/25	6,000,000	6,269,313
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2014 B, 5% 5/1/23 (Escrowed to Maturity)	200,000	200,592
Los Angeles Unified School District:
Series 2016 B, 2% 7/1/29	465,000	426,645
Series 2020 C, 5% 7/1/26	5,670,000	6,068,494
Series A:
5% 7/1/24	435,000	446,372
5% 7/1/25	3,365,000	3,512,175
Series C, 5% 7/1/25	655,000	672,989
Series M1, 5% 7/1/25	300,000	313,121
Mendocino-Lake Cmnty. Clge District Series 2015 B, 0% 8/1/38 (Pre-Refunded to 8/1/25 @ 52.824)	3,240,000	1,580,088
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/23	2,610,000	2,612,045
5% 4/1/30	1,200,000	1,306,255
Montebello Pub. Fing. Auth.:
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/27	1,415,000	1,494,860
(Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A, 5% 6/1/28	1,490,000	1,577,206
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/29	1,560,000	1,654,016
Monterey Peninsula Cmnty. College District Series 2016, 0% 8/1/24	2,850,000	2,716,651
Mount Diablo Unified School District Series 2022 B, 4% 8/1/27	3,000,000	3,142,568
Napa Valley Cmnty. Cllge District Series 2002 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,025,000	883,499
Napa Valley Unified School District Series 2010 A, 0% 8/1/27	2,065,000	1,780,699
Newport Mesa Unified School District Series 2007, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,915,000	3,210,641
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	10,000,000	10,008,347
Oakland Unified School District Alameda County:
Series 2015 A:
5% 8/1/24	1,900,000	1,946,065
5% 8/1/24 (Assured Guaranty Muni. Corp. Insured)	2,400,000	2,461,873
Series 2016:
5% 8/1/26	1,725,000	1,839,190
5% 8/1/29	940,000	1,008,040
Orange County Trans. Auth. (I-405 Impt. Proj.) Series 2021, 5% 10/15/24 (Escrowed to Maturity)	5,000,000	5,154,093
Palm Springs Unified School District Series 2016 A, 1.25% 8/1/30 (Assured Guaranty Muni. Corp. Insured)	1,895,000	1,523,717
Palmdale School District Series 2002, 0% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,237,382
Palo Alto Unified School District Gen. Oblig. Series 2008, 0% 8/1/25	2,255,000	2,097,846
Palomar Cmnty. College District Series 2010 B, 0% 8/1/29	1,015,000	816,778
Palomar Health Calif Ctfs. Prtn. Series 2017:
5% 11/1/23	300,000	302,036
5% 11/1/24	300,000	304,936
5% 11/1/25	350,000	360,271
5% 11/1/26	475,000	494,927
Palomar Health Rev. Series 2016:
5% 11/1/25	2,000,000	2,058,689
5% 11/1/26	1,875,000	1,953,661
Palomar Pomerado Health Series 2009 A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	800,000	586,746
Placentia-Yorba Linda Unified School District Series 2004 B, 0% 8/1/27	1,905,000	1,652,026
Poway California Redev. Agcy. Successor Series A, 5% 6/15/24	2,440,000	2,496,269
Poway Unified School District Series 2009, 0% 8/1/26	2,145,000	1,928,128
Poway Unified School District Pub. Fing. Series 2015 A, 5% 9/1/23	1,345,000	1,352,582
Pub. Utils. Commission San Francisco City & County Wastewtr. Rev. Bonds Series 2018 C, 2.125%, tender 10/1/23 (b)	5,000,000	4,959,796
Richmond Wastewtr. Rev. Series 2019 B:
5% 8/1/24	730,000	748,208
5% 8/1/25	1,950,000	2,038,390
Rio Hondo Cmnty. College District Series 2010 C, 0% 8/1/29	1,800,000	1,457,638
Riverside Swr. Rev. Series 2015 A, 5% 8/1/24	1,500,000	1,540,349
Sacramento City Unified School District:
Series 2007:
0% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,455,000	1,258,160
0% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	500,000	418,015
Series 2014:
5% 7/1/23	605,000	608,103
5% 7/1/25	50,000	50,946
Series 2021:
4% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,010,588
4% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,219,499
4% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,100,000	1,125,509
4% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	350,000	361,931
4% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	625,000	650,369
4% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	250,000	261,781
Series 2022:
5% 7/1/26 (Build America Mutual Assurance Insured)	1,415,000	1,503,777
5% 7/1/27 (Build America Mutual Assurance Insured)	1,825,000	1,979,191
5% 7/1/28 (Build America Mutual Assurance Insured)	2,250,000	2,487,047
5% 7/1/29 (Build America Mutual Assurance Insured)	2,750,000	3,096,233
5% 7/1/30 (Build America Mutual Assurance Insured)	1,575,000	1,800,722
Sacramento County Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/23 (Escrowed to Maturity)	430,000	432,662
5% 7/1/24 (Escrowed to Maturity)	675,000	691,934
5% 7/1/25	605,000	631,183
Series 2018 B:
5% 7/1/24 (Escrowed to Maturity)	1,560,000	1,599,136
5% 7/1/25	2,040,000	2,128,287
Series 2018 D, 5% 7/1/24	400,000	409,455
Series 2018 E, 5% 7/1/28	745,000	823,877
Series 2020:
5% 7/1/23 (Escrowed to Maturity)	350,000	351,877
5% 7/1/24 (Escrowed to Maturity)	730,000	744,001
5% 7/1/25	1,045,000	1,090,226
5% 7/1/26	370,000	394,667
5% 7/1/27	830,000	902,946
5% 7/1/28	700,000	774,113
Sacramento Muni. Util. District Elec. Rev. Bonds Series 2019 B, 5%, tender 10/15/25 (b)	1,920,000	1,986,037
Sacramento TOT Rev.:
Series 2018 A, 5% 6/1/31	500,000	544,588
Series A, 5% 6/1/26	900,000	946,895
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	2,495,000	2,301,608
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/24	1,415,000	1,445,475
5% 7/1/26	1,450,000	1,539,553
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2019 A, 5% 7/1/24	45,000	46,087
Series 2020 B, 5% 7/1/29	1,025,000	1,155,317
San Diego County Wtr. Auth. Rev. Series 2021 A, 5% 5/1/25	1,050,000	1,097,109
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B, 5% 10/15/25	1,605,000	1,688,742
San Jacinto Unified School District Series 2014:
5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	400,000	402,748
5% 8/1/24 (Assured Guaranty Muni. Corp. Insured)	750,000	767,765
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/26 (Escrowed to Maturity)	7,300,000	6,701,871
San Marcos Redev. Agcy. Successor Series 2015 A, 5% 10/1/23	900,000	908,265
San Mateo County Cmnty. College District Series 2006 B, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,505,000	3,158,088
San Mateo Unified School District:
(Election of 2000 Proj.) Series B, 0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,055,000	2,805,484
Series 2013 A, 5% 9/1/33 (Pre-Refunded to 9/1/23 @ 100)	815,000	820,796
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (Assured Guaranty Muni. Corp. Insured)	100,000	102,141
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019, 5% 4/1/25	1,250,000	1,300,071
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	7,325,000	6,852,258
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
5% 10/1/24	700,000	719,324
5% 10/1/25	750,000	784,462
5% 10/1/26	1,000,000	1,067,037
5% 10/1/27	1,000,000	1,088,756
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/23 (Assured Guaranty Muni. Corp. Insured)	3,115,000	3,137,767
5% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	125,000	127,782
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	3,610,000	3,802,777
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/23	1,000,000	1,003,765
5% 6/1/27	500,000	531,954
Turlock Irrigation District Rev. Series 2020:
5% 1/1/25	4,760,000	4,925,710
5% 1/1/26	4,995,000	5,280,244
Univ. of California Revs.:
Series 2023 BM:
5% 5/15/25	10,890,000	11,360,054
5% 5/15/28	3,000,000	3,343,014
5% 5/15/29	2,350,000	2,671,621
Series 2023 BN, 5% 5/15/29	5,000,000	5,684,301
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
5% 1/1/24	1,150,000	1,161,806
5% 1/1/26	500,000	516,705
5% 1/1/28	1,000,000	1,055,053
Vernon Elec. Sys. Rev.:
Series 2021 A:
5% 4/1/24	1,100,000	1,111,214
5% 4/1/26	1,000,000	1,035,437
5% 4/1/28	1,500,000	1,597,269
Series 2022 A:
5% 8/1/23	575,000	577,340
5% 8/1/24	700,000	709,603
5% 8/1/25	500,000	512,918
5% 8/1/26	600,000	624,063
5% 8/1/29	1,055,000	1,141,851
Washington Township Health Care District Rev.:
Series 2019 A:
5% 7/1/23	715,000	717,485
5% 7/1/24	500,000	507,179
5% 7/1/25	500,000	509,543
5% 7/1/26	935,000	963,100
5% 7/1/27	1,090,000	1,132,517
Series A:
5% 7/1/23	175,000	175,782
5% 7/1/24	200,000	202,897
5% 7/1/25	200,000	205,070
5% 7/1/26	250,000	259,726
5% 7/1/27	375,000	392,970
5% 7/1/28	400,000	423,845
5% 7/1/29	350,000	374,349
West Contra Costa Unified School District:
Series 2004 C, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	530,000	453,083
Series E:
4% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	500,000	509,206
4% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	650,000	675,684
4% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	600,000	623,708
Series F, 4% 8/1/25 (Assured Guaranty Muni. Corp. Insured)	400,000	407,365
Westminster School District Series 2009 A1, 0% 8/1/25 (Assured Guaranty Corp. Insured)	925,000	853,814
TOTAL CALIFORNIA		559,171,862
Puerto Rico - 0.9%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2022 A, 5% 7/1/28 (c)	1,500,000	1,531,539
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/24	2,000,681	1,877,096
5.25% 7/1/23	1,000,000	1,002,807
5.625% 7/1/27	200,000	206,368
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
5% 7/1/23	50,000	50,195
5% 7/1/24	70,000	71,032
5% 7/1/25	95,000	97,451
5% 7/1/26	100,000	103,795
TOTAL PUERTO RICO		4,940,283
TOTAL MUNICIPAL BONDS (Cost $586,297,578)		564,112,145

Municipal Notes - 0.3%
	Principal Amount (a)	Value ($)
California - 0.3%
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 19, 2.55% 3/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e) (Cost $1,500,000)	1,500,000	1,500,000

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $587,797,578)	565,612,145
NET OTHER ASSETS (LIABILITIES) - 0.9%	5,226,241
NET ASSETS - 100.0%	570,838,386

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,828,698 or 1.9% of net assets.

(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	565,612,145	-	565,612,145	-

Total Investments in Securities:	565,612,145	-	565,612,145	-

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $587,797,578):		$565,612,145
Cash		663,456
Receivable for fund shares sold		797,632
Interest receivable		5,229,874
Prepaid expenses		414
Receivable from investment adviser for expense reductions		78,379
Other receivables		1,836
Total assets		572,383,736
Liabilities
Payable for fund shares redeemed	$1,085,272
Distributions payable	177,685
Accrued management fee	167,323
Other affiliated payables	58,161
Other payables and accrued expenses	56,909
Total Liabilities		1,545,350
Net Assets		$570,838,386
Net Assets consist of:
Paid in capital		$597,592,116
Total accumulated earnings (loss)		(26,753,730)
Net Assets		$570,838,386
Net Asset Value , offering price and redemption price per share ($570,838,386 ÷ 56,423,133 shares)		$10.12

Statement of Operations
		Year ended February 28, 2023
Investment Income
Interest		$10,580,212
Expenses
Management fee	$2,099,219
Transfer agent fees	564,960
Accounting fees and expenses	145,584
Custodian fees and expenses	7,526
Independent trustees' fees and expenses	2,171
Registration fees	29,778
Audit	63,143
Legal	1,630
Miscellaneous	3,101
Total expenses before reductions	2,917,112
Expense reductions	(819,090)
Total expenses after reductions		2,098,022
Net Investment income (loss)		8,482,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,132,134)
Total net realized gain (loss)		(4,132,134)
Change in net unrealized appreciation (depreciation) on investment securities		(20,793,046)
Net gain (loss)		(24,925,180)
Net increase (decrease) in net assets resulting from operations		$(16,442,990)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,482,190	$9,311,027
Net realized gain (loss)	(4,132,134)	(505,380)
Change in net unrealized appreciation (depreciation)	(20,793,046)	(20,511,389)
Net increase (decrease) in net assets resulting from operations	(16,442,990)	(11,705,742)
Distributions to shareholders	(8,434,977)	(9,381,413)
Share transactions
Proceeds from sales of shares	262,067,797	200,532,241
Reinvestment of distributions	6,263,011	6,880,366
Cost of shares redeemed	(377,399,296)	(256,993,169)
Net increase (decrease) in net assets resulting from share transactions	(109,068,488)	(49,580,562)
Total increase (decrease) in net assets	(133,946,455)	(70,667,717)

Net Assets
Beginning of period	704,784,841	775,452,558
End of period	$570,838,386	$704,784,841

Other Information
Shares
Sold	25,771,112	18,586,287
Issued in reinvestment of distributions	615,786	638,642
Redeemed	(37,063,475)	(23,871,027)
Net increase (decrease)	(10,676,577)	(4,646,098)

Financial Highlights
Fidelity® California Limited Term Tax-Free Bond Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.50	$10.81	$10.87	$10.58	$10.49
Income from Investment Operations
Net investment income (loss) B,C	.143	.132	.157	.182	.184
Net realized and unrealized gain (loss)	(.380)	(.309)	(.040)	.290	.090
Total from investment operations	(.237)	(.177)	.117	.472	.274
Distributions from net investment income	(.143)	(.132)	(.157)	(.181)	(.184)
Distributions from net realized gain	-	(.001)	(.020)	(.001)	-
Total distributions	(.143)	(.133)	(.177)	(.182)	(.184)
Net asset value, end of period	$10.12	$10.50	$10.81	$10.87	$10.58
Total Return D	(2.26)%	(1.66)%	1.09%	4.50%	2.64%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.48%	.47%	.47%	.47%	.48%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.41%	1.23%	1.45%	1.70%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$570,838	$704,785	$775,453	$751,973	$730,594
Portfolio turnover rate G	23%	18%	19%	31%	33%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a non-diversified fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$160,376
Gross unrealized depreciation	(22,316,355)
Net unrealized appreciation (depreciation)	$(22,155,979)
Tax Cost	$587,768,124

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$35,323
Capital loss carryforward	$(4,633,073)
Net unrealized appreciation (depreciation) on securities and other investments	$(22,155,979)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,181,429)
Long-term	(3,451,644)
Total capital loss carryforward	$(4,633,073)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Tax-exempt Income	$8,434,977	$9,309,704
Long-term Capital Gains	-	71,709
Total	$8,434,977	$9,381,413

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Limited Term Tax-Free Bond Fund	137,502,016	247,622,777
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During March 2023, the Board approved changes to the management fee effective April 1, 2023. The Fund will pay a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser will pay all other operating expenses, except the compensation of the independent Trustees, transfer agent fees, and certain other expenses such as proxy and shareholder meeting expenses.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Limited Term Tax-Free Bond Fund	.02

Effective April 1, 2023, accounting fees will be paid by the investment adviser and not by the Fund.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity California Limited Term Tax-Free Bond Fund	14,750,000	27,470,000	-
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity California Limited Term Tax-Free Bond Fund	$1,120
6. Expense Reductions.
The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $802,453.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,147.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $11,490.

Effective April 1, 2023, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceed .30% of average net assets. This reimbursement will remain in place through June 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Limited Term Tax-Free Bond Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 292 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Fidelity® California Limited Term Tax-Free Bond Fund **	.35%
Actual		$ 1,000	$ 1,001.40	$ 1.74 **
Hypothetical- B		$ 1,000	$ 1,023.06	$ 1.76 **

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective April 1, 2023, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® California Limited Term Tax-Free Bond Fund	.30%
Actual		$ 1.49
Hypothetical - B		$ 1.51

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Limited Term Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv)  broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.817077.117
CSI-ANN-0423

Item 2.

Code of Ethics

As of the end of the period, February 28, 2023, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Limited Term Tax-Free Bond Fund and Fidelity California Municipal Income Fund (the “Funds”):

Services Billed by PwC

February 28, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$51,100	$4,000	$5,500	$1,700
Fidelity California Municipal Income Fund	$46,600	$3,600	$5,600	$1,600

February 28, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$48,800	$4,100	$5,200	$1,800
Fidelity California Municipal Income Fund	$44,400	$3,800	$5,300	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2023A	February 28, 2022A
Audit-Related Fees	$7,914,600	$8,239,800
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2023A	February 28, 2022A
PwC	$12,905,000	$13,858,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 20, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 20, 2023